UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 7, 2006
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  -------------


       Delaware                       0-24073                   13-3817344
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On February 7, 2006, the Board of Directors for Digital Fusion, Inc., approved for execution a lease for office space (the "Lease") from Colonial Realty Limited Partnership (the "Landlord"). The Lease will become effective on March 1, 2006, and will expire after 66 months; there are no options for renewal. The Company plans to use the leased premises as its principal offices and headquarters. The Lease is a triple-net lease with the base rental increasing every six months for the first year an annually thereafter. The base rental due under the Lease is as follows:


   ===================================== ==================================
              Lease months                     monthly base rental
   ------------------------------------- ----------------------------------
                1-6                              $23,236.12
   ------------------------------------- ----------------------------------
                7-12                             $35,044.62
   ------------------------------------- ----------------------------------
               13-24                             $35,851.77
   ------------------------------------- ----------------------------------
               25-36                             $36,573.84
   ------------------------------------- ----------------------------------
               37-48                             $37,295.98
   ------------------------------------- ----------------------------------
               49-60                             $38,039.35
   ------------------------------------- ----------------------------------
               61-66                             $38,803.96
   ===================================== ==================================


     In addition to base rent, the Company will also be required to pay, on a monthly basis, certain operating expenses during the term of the Lease. The Company may not assign or sublet the leased premises without the prior written consent of the Landlord. The Lease may not be terminated without the mutual agreement of both parties.

     The foregoing summary of the Lease does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the Lease. The full text of the Lease will be filed with the Company's next periodic report.



Section 2 - Registrant's Business and Operations

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The Company has entered into the Lease described in Item 1.01 above.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective February 7, 2006, Roy Crippen, III, resigned as a director of the Company. Mr. Crippen's resignation was not due to any disagreement with the Company. A copy of Mr. Crippen's resignation letter is attached hereto as
Exhibit 5.1 and incorporated herein by reference.

     A press release was issued on February 7, 2006, announcing Mr. Crippen's resignation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Section 9 - Financial Statements Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

        Exhibit No.     Description
        -----------     -----------

        5.1* Copy of Roy Crippen, III's, resignation letter dated February 7, 2006.
        99.1*           Press release dated February 8, 2006, issued by Digital
                        Fusion, Inc.


*  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2006

                                        DIGITAL FUSION, INC.



                                        By: /s/ Elena I. Crosby
                                            ------------------------------------
                                            Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

  5.1*                  Copy of Roy Crippen, III's, resignation letter dated
                        February 7, 2006.

  99.1*                 Press release dated February 8, 2006, issued by Digital
                        Fusion, Inc.